AMERICAN ASSETS TRUST, L.P.
___________________________________
FIRST AMENDMENT
Dated as of May 23, 2017
to the
NOTE PURCHASE AGREEMENT
Dated as of October 31, 2014
___________________________________
RE:    $150,000,000 4.04% Senior Guaranteed Notes, Series A, due October 31, 2021
    $100,000,000 4.45% Senior Guaranteed Notes, Series B, due February 2, 2025
and
$100,000,000 4.50% Senior Guaranteed Notes, Series C, due April 1, 2025

FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT
THIS FIRST AMENDMENT dated as of May 23, 2017 (the or this “First Amendment”) to the Note Purchase Agreement dated as of October 31, 2014 is between AMERICAN ASSETS TRUST, L.P., a Maryland limited partnership (the “Company”), AMERICAN ASSETS TRUST, INC., a Maryland corporation (the “REIT”) and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).
RECITALS:
A.    The Company, the REIT and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of October 31, 2014 (the “Note Purchase Agreement”). The Company has heretofore issued (i) $150,000,000 aggregate principal amount of its 4.04% Senior Guaranteed Notes, Series A, due October 31, 2021 (the “Series A Notes”), (ii) $100,000,000 aggregate principal amount of its 4.45% Senior Guaranteed Notes, Series B, due February 2, 2025 (the “Series B Notes”), and (iii) $100,000,000 aggregate principal amount of its 4.50% Senior Guaranteed Notes, Series C, due April 1, 2025 (the “Series C Notes”, and together with the Series A Notes and Series B Notes, the “Notes”) pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.
B.    The Company, the REIT and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.
C.    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.
D.    All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the REIT and the Noteholders do hereby agree as follows:

SECTION 1.	AMENDMENTS.
Section 1.1.    Section 10.9 of the Note Purchase Agreement shall be and is hereby amended by replacing the phrase “at such time” with the phrase “at any time” in clauses (b), (c) and (f) thereof.

American Assets Trust, L.P.	First Amendment

Section 1.2.    Schedule A of the Note Purchase Agreement shall be and is hereby amended by deleting clause (b) in the definition of “Change in Control” in its entirety and replacing the designation for “(c)” with “(b)” therein.

SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE REIT.
Section 2.1.    To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company and the REIT represent and warrant to the Noteholders that:
(a)    this First Amendment has been duly authorized, executed and delivered by the Company and the REIT and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and the REIT enforceable against them in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company and the REIT enforceable against them in accordance with their respective terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(c)    the execution, delivery and performance by the Company and the REIT of this First Amendment (i) has been duly authorized by all requisite corporate or other organization action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, except for consents or approvals which have been duly obtained, taken, given or made and are in full force and effect and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or the Company’s or the REIT’s certificate of incorporation or formation or bylaws or limited partnership agreement, as applicable or (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Company or the REIT or (B) contravene, result in a breach of, or constitute (alone or with due notice or lapse of time or both) a default under, any material indenture, agreement or other instrument to which either of the Company or the REIT is a party or by

American Assets Trust, L.P.	First Amendment

which their properties or assets are or may be bound, including, without limitation, the Primary Credit Facility;
(d)    as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing;
(e)    neither the Company, the REIT nor any of their Affiliates has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any Indebtedness or permanently reduced any borrowing capacity, in each case, in favor of or for the benefit of any creditor of the Company, the REIT, any Subsidiary or any Affiliate, in connection with the changes contemplated by this First Amendment; and
(g)    all the representations and warranties contained in Section 5.1, 5.2, 5.6, 5.7, 5.9, 5.10, 5.11, 5.12, 5.16, 5.17 and 5.18 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company and the REIT on and as of the date hereof.

SECTION 3.	CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.
Section 3.1.    This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:
(a)    executed counterparts of this First Amendment, duly executed by the Company, the REIT and the holders of 100% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;
(b)    the Noteholders shall have received evidence satisfactory to them that the Primary Credit Facility has been amended, executed and delivered with substantially similar terms to those contained herein;
(c)    the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of March 1, 2017 has been amended, executed and delivered with substantially similar terms to those contained herein;
(d)    the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of May 23, 2017 has been executed and delivered with substantially similar terms to those contained herein;

American Assets Trust, L.P.	First Amendment

(e)    the Noteholders shall have received a copy of the resolutions of the Board of Directors of the REIT (on behalf of the REIT and the Company) authorizing the execution, delivery and performance by the Company and the REIT of this First Amendment and such resolutions shall be in full force and effect as of the date hereof;
(f)    the representations and warranties of the Company and the REIT set forth in Section 2 hereof are true and correct on and with respect to the date hereof;
(g)    the fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, shall have been paid by the Company, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.
Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4.	MISCELLANEOUS.
Section 4.1.    This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
Section 4.2.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.
Section 4.3.    The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
Section 4.4.    This First Amendment shall be governed by and construed in accordance with New York law.

American Assets Trust, L.P.	First Amendment

Section 4.5.    The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

AMERICAN ASSETS TRUST, L.P.

By:	American Assets Trust, Inc., its General Partner

By:	/s/ Ernest Rady
	Name:	Ernest Rady
	Title:	President and Chief Executive Officer

By:	/s/ Robert F. Barton
	Name:	Robert F. Barton
	Title:	Executive Vice President and
Chief Financial Officer

AMERICAN ASSETS TRUST, INC.

By:	/s/ Ernest Rady
	Name:	Ernest Rady
	Title:	President and Chief Executive Officer

By:	/s/ Robert F. Barton
	Name:	Robert F. Barton
	Title:	Executive Vice President and
Chief Financial Officer

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

TRANSAMERICA LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ AEGON USA Investment Management, LLC

STONEBRIDGE LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ AEGON USA Investment Management, LLC

TRANSAMERICA CASUALTY INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ AEGON USA Investment Management, LLC

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

TLIC OAKBROOK REINSURANCE INC.

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ AEGON USA Investment Management, LLC

TRANSAMERICA LIFE (BERMUDA) LTD

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ AEGON USA Investment Management, LLC

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ AEGON USA Investment Management, LLC

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:	/s/ David L. Voge
	Name:	David L. Voge
	Title:	Fixed Income Portfolio Manager

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
	Name:	Victor Weber
	Title:	Senior Director - Investments

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ AXA EQUITABLE LIFE INSURANCE COMPANY

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Barings LLC as Investment Adviser

By:	/s/ Barings LLC

C.M. LIFE INSURANCE COMPANY

By:	Barings LLC as Investment Adviser

By:	/s/ Barings LLC

BANNER LIFE INSURANCE COMPANY

By:	Barings LLC as Investment Adviser

By:	/s/ Barings LLC

MASSMUTUAL ASIA LIMITED

By:	Barings LLC as Investment Adviser

By:	/s/ Barings LLC

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Scheinholtz
	Name:	Barry Scheinholtz
	Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Barry Scheinholtz
	Name:	Barry Scheinholtz
	Title:	Senior Director

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	Metropolitan Life Insurance Company, its Investment Manager

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its Investment Manager

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Metropolitan Life Insurance Company

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ NATIONWIDE LIFE INSURANCE COMPANY

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Annette M. Teders
	Name:	Annette M. Teders
	Title:	Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Annette M. Teders
	Name:	Annette M. Teders
	Title:	Vice President

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

GROUP HEALTH OPTIONS, INC. PHYSICIANS INSURANCE A MUTUAL COMPANY

By:	Prime Advisors, Inc., its Attorney-in-Fact

By:	/s/ Scott Sell
	Name:	Scott Sell
	Title:	Vice President

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

USAA LIFE INSURANCE COMPANY

By:	/s/ USAA LIFE INSURANCE COMPANY

UNITED SERVICES AUTOMOBILE ASSOCIATION

By:	/s/ UNITED SERVICES AUTOMOBILE ASSOCIATION

USAA CASUALTY INSURANCE COMPANY

By:	/s/ USAA CASUALTY INSURANCE COMPANY

USAA GENERAL INDEMNITY COMPANY

By:	/s/ USAA GENERAL INDEMNITY COMPANY

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

GARRISON PROPERTY & CASUALTY INSURANCE COMPANY

By:	/s/ GARRISON PROPERTY & CASUALTY INSURANCE COMPANY

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

AMERICO FINANCIAL LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ AMERICO FINANCIAL LIFE & ANNUITY INSURANCE COMPANY